Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Numerator:
Net income attributable to Textainer Group Holdings Limited common shareholders	$ 56,724	$ 50,378	$ 19,365
Weighted average shares outstanding (in thousands):
Basic	57,349	57,200	56,845
Dilutive share options and restricted share units	110	287	314
Weighted average common shares outstanding-- diluted	57,459	57,487	57,159
Net income attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 0.99	$ 0.88	$ 0.34
Diluted	$ 0.99	$ 0.88	$ 0.34
Share options and restricted share units, excluded from the computation of diluted EPS because they were anti-dilutive	1,805	1,232	1,164